Dreyfus
      Financial Services
      Fund

      SEMIANNUAL REPORT March 31, 2003




[DREYFUS LOGO]




                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY(SM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                               Dreyfus Financial Services Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Financial Services Fund covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven A. Gavios and William B. Rubin.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer fixed-income securities to stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adhering to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Steven A. Gavios and William B. Rubin, Portfolio Managers

How did Dreyfus Financial Services Fund perform relative to its benchmark?

For the six-month period ended March 31, 2003, the fund produced a 1.02% total return.(1) In comparison, the fund's benchmark, the Goldman Sachs Financial Services Index, produced a 0.28% total return for the same period.(2)

The financial sector of the stock market held up relatively well during the reporting period, despite the persistently weak economy and rising international tensions culminating in the outbreak of war in Iraq. Stabilizing commercial loan quality supported bank stock performance, while higher premiums benefited property/casualty insurance companies. The fund's return outperformed that of its benchmark, which was primarily attributable to the fund benefiting from its stock selection strategy in insurance, specialty finance and mortgage finance. In the insurance area, reinsurance companies, which are businesses that assume some of the risk taken on by insurance companies, gained value as they grew their premiums sharply.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies in the financial services and financial services-related sectors. These companies may include, for example, commercial banks, thrifts, securities/brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies and financial technology and processing companies.

When choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

underweight certain financial services sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity. The fund will look for companies with attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund typically sells a stock when the reasons for buying it no longer apply, when it achieves our price objective, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

The fund was positively influenced by the relative strength of financial services companies in an otherwise difficult market environment. In our view, financial stocks generally benefited from the current interest-rate environment. The Federal Reserve Board's 50 basis-point reduction of the federal funds rate during the reporting period, while hurting the net interest spreads of banks, aided in improving business conditions for many lenders, including banks, specialty finance companies and mortgage finance companies. In addition, property/casualty insurance companies have continued to enjoy greater pricing power in a business climate characterized by concerns regarding terrorism, and war with Iraq.

Despite the overall difficult economic environment, fund holdings Max Re Capital and Montpelier Re Holdings performed especially well, benefiting from their recent entry into the reinsurance market at a time when some more seasoned competitors are struggling with unexpectedly high claims.

In the mortgage finance industry, we purchased shares of Countrywide Financial at a time when we believed the shares were undervalued. The company's stock price rose as more homeowners turned to it for mortgage loans, both for home purchases and refinancing of existing mortgages. In the specialty finance industry, household International saw its stock price rise when it announced its acquisition by global banking giant HSBC. Finally, in the student loan segment, USA Education (formerly Sallie Mae) benefited from increased demand from college students striving to keep pace with rising tuition costs.

The fund's performance was held back by underweighted positions in J.P. Morgan Chase & Co. and several Canadian banks, which performed better than our expectations.

What is the fund's current strategy?

We  have  reduced  the  fund's  relatively heavy exposure to property/casualty insurers, locking in recent gains and reallocating assets to life insurance companies, which we believe should benefit from greater equity market sensitivity. In addition, we have added to some of the fund's holdings of bank stocks because of what we considered to be attractive valuations, above-average loan growth and strong earnings growth opportunities. We have also reduced the fund's underweighted position in brokerage stocks because of attractive valuations and our expectations that a better market environment should support higher stock prices. In our view, these strategies should benefit the fund as the Iraq conflict winds down and the economy gains momentum.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT THE REINVESTMENT OF DIVIDENDS OR, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS FINANCIAL SERVICES INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund


March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--106.6%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ACCIDENT & HEALTH INSURANCE--2.4%

Aflac                                                                                               250                    8,012

Travelers Property Casualty, Cl. A                                                                  920                   12,963

Travelers Property Casualty, Cl. B                                                                  114                    1,609

                                                                                                                          22,584

DIVERSIFIED FINANCIAL SERVICE--2.8%

American Express                                                                                    530                   17,612

Equity Office Properties Trust                                                                      330                    8,398

                                                                                                                          26,010

E.D.P. SERVICES--.5%

E*TRADE Group                                                                                     1,100  (a)               4,631

FINANCE COMPANIES--11.7%

Countrywide Financial                                                                               270                   15,525

Federal Home Loan Mortgage                                                                          490                   26,019

Federal National Mortgage Association                                                               430                   28,101

MBNA                                                                                              1,260                   18,963

Prudential Financial                                                                                290                    8,482

SLM                                                                                                 100                   11,092

                                                                                                                         108,182

INSURANCE BROKERS/SERVICES--4.2%

Arthur J. Gallagher & Co                                                                            370                    9,083

Hilb, Rogal & Hamilton                                                                              250                    7,810

John Hancock Financial Services                                                                     170                    4,722

Marsh & McLennan Cos                                                                                400                   17,052

                                                                                                                          38,667

INVESTMENT BANKERS/BROKERS--8.4%

Boston Private Financial Holdings                                                                   450                    6,732

Charles Schwab                                                                                      630                    4,548

Goldman Sachs Group                                                                                 260                   17,701

Lehman Brothers Holdings                                                                             60                    3,465

Merrill Lynch                                                                                       530                   18,762

Morgan Stanley                                                                                      690                   26,462

                                                                                                                          77,670

INVESTMENT MANAGERS--.5%

Eaton Vance                                                                                          70                    1,871

Franklin Resources                                                                                   70                    2,304

                                                                                                                           4,175


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE--.9%

Protective Life                                                                                     300                    8,565

MAJOR BANKS--33.2%

Bank of America                                                                                     850                   56,814

Bank of Montreal                                                                                    110                    3,004

Bank of New York                                                                                    650                   13,325

Bank of Nova Scotia                                                                                 130                    4,572

Bank One                                                                                            540                   18,695

BankAtlantic Bancorp, Cl. A                                                                         300                    2,937

Citigroup                                                                                         1,330                   45,819

Comerica                                                                                             50                    1,894

Federated Investors, Cl. B                                                                           80                    2,036

FleetBoston Financial                                                                               740                   17,671

HSBC Holdings, ADR                                                                                  278                   14,222

JPMorgan Chase & Co.                                                                                430                   10,195

KeyCorp                                                                                             160                    3,610

National City                                                                                       140                    3,899

PNC Financial Services Group                                                                         80                    3,391

SouthTrust                                                                                          140                    3,574

SunTrust Banks                                                                                      140                    7,371

U.S. Bancorp                                                                                      1,590                   30,178

Wachovia                                                                                            920                   31,344

Wells Fargo                                                                                         750                   33,743

                                                                                                                         308,294

MID-SIZED BANKS--6.4%

BOK Financial                                                                                       139  (a)               4,541

Commerce Bancshares                                                                                 202                    7,383

Fifth Third Bancorp                                                                                 370                   18,552

First Niagara Financial Group                                                                       700                    8,226

Synovus Financial                                                                                   830                   14,849

Toronto-Dominion Bank                                                                               270                    5,983

                                                                                                                          59,534

MULTI-LINE INSURANCE--8.8%

Allstate                                                                                            170                    5,639

American International Group                                                                      1,080                   53,406

Lincoln National                                                                                    100                    2,800

Loews                                                                                                90                    3,585

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MULTI-LINE INSURANCE (CONTINUED)

Max Re Capital                                                                                    1,280                   16,128

                                                                                                                          81,558

NON-U.S. BANKS--.4%

Canadian Imperial Bank of Commerce                                                                  100                    3,212

OTHER CONSUMER SERVICES--.3%

Block (H&R)                                                                                          60                    2,561

PROPERTY-CASUALTY INSURANCE--9.0%

Berkshire Hathaway, Cl. B                                                                            20  (a)              42,740

MetLife                                                                                             350                    9,233

Montpelier Re Holdings                                                                              380  (a)              10,716

Progressive                                                                                          50                    2,966

RenaissanceRe Holdings                                                                              200                    8,010

St. Paul Cos                                                                                        320                   10,176

                                                                                                                          83,841

REAL ESTATE--2.3%

Mack-Cali Realty                                                                                    320                    9,910

Simon Property Group                                                                                330                   11,824

                                                                                                                          21,734

REAL ESTATE INVESTMENT TRUST--1.7%

Apartment Investment & Management, Cl. A                                                            100                    3,648

AvalonBay Communities                                                                               110                    4,059

Equity Residential Properties Trust                                                                 150                    3,611

Public Storage                                                                                      140                    4,242

                                                                                                                          15,560

SAVINGS & LOAN ASSOCIATIONS--5.8%

BankUnited Financial, Cl. A                                                                         250  (a)               4,413

Charter One Financial                                                                               300                    8,298

Golden West Financial                                                                                90                    6,474

GreenPoint Financial                                                                                 80                    3,585

New York Community Bancorp                                                                          200                    5,960

Sovereign Bancorp                                                                                   700                    9,695

TCF Financial                                                                                       190                    7,607

Washington Mutual                                                                                   220                    7,759

                                                                                                                          53,791


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SMALLER BANKS--6.5%

Banknorth Group                                                                                     330                    7,197

City National                                                                                       150                    6,591

Commerce Bancorp                                                                                    130                    5,166

First Midwest Bancorp                                                                               180                    4,646

IndyMac Bancorp                                                                                     420                    8,169

North Fork Bancorporation                                                                           270                    7,952

Southwest Bancorporation of Texas                                                                   310  (a)               9,309

United Bankshares                                                                                   270                    7,479

Whitney Holding                                                                                     120                    4,094

                                                                                                                          60,603

SPECIALTY INSURERS--.8%

ACE                                                                                                  70                    2,027

XL Capital, Cl. A                                                                                    70                    4,954

                                                                                                                           6,981
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,129,820)                                                               106.6%                 988,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (6.6%)                (60,814)

NET ASSETS                                                                                        100.0%                 927,339

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,129,820      988,153

Cash                                                                      9,370

Receivable for investment securities sold                                15,460

Dividends receivable                                                      1,836

Prepaid expenses                                                          1,021

                                                                      1,015,840
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,159

Payable for investment securities purchased                              19,275

Accrued expenses                                                         66,067

                                                                         88,501
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          927,339
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,081,465

Accumulated undistributed investment income--net                          5,328

Accumulated net realized gain (loss) on investments                     (17,787)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (141,667)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          927,339
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                        87,232

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    10.63

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          11,411

Interest                                                                   101

TOTAL INCOME                                                            11,512

EXPENSES:

Management fee--Note 3(a)                                                3,751

Auditing fees                                                           10,000

Legal fees                                                               8,000

Shareholder servicing costs--Note 3(b)                                   2,901

Registration fees                                                        1,974

Prospectus and shareholders' reports                                     1,965

Custodian fees--Note 3(b)                                                  867

Miscellaneous                                                              947

TOTAL EXPENSES                                                          30,405

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (24,309)

NET EXPENSES                                                             6,096

INVESTMENT INCOME--NET                                                   5,416
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 (9,846)

Net unrealized appreciation (depreciation) on investments               12,503

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     8,073

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                      Six Months Ended
                                        March 31, 2003            Year Ended
                                          (Unaudited)   September 30, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              5,416                 5,383

Net realized gain (loss) on investments            (9,846)               (8,194)

Net unrealized appreciation (depreciation)
   on investments                                  12,503              (154,170)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        8,073              (156,981)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (5,096)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      61,666             1,026,159

Dividends reinvested                                5,096                    --

Cost of shares redeemed                           (11,578)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS           55,184             1,026,159

TOTAL INCREASE (DECREASE) IN NET ASSETS            58,161               869,178
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               869,178                    --

END OF PERIOD                                     927,339               869,178

Undistributed investment income--net                5,328                 5,008
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         5,601                82,212

Shares issued for dividends reinvested                455                    --

Shares redeemed                                    (1,036)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,020                82,212

(A)  FROM DECEMBER 28, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                           March 31, 2003             Year Ended
                                            (Unaudited)    September 30, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   10.57                  12.50

Investment Operations:

Investment income--net                                   .06(b)                 .07(b)

Net realized and unrealized
   gain (loss) on investments                            .06                  (2.00)

Total from Investment Operations                         .12                  (1.93)

Distributions:

Dividends from investment income--net                   (.06)                    --

Net asset value, end of period                         10.63                  10.57
------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        1.02(c)              (15.44)(c)
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .65(c)                 .99(c)

Ratio of net investment income
   to average net assets                                 .58(c)                 .55(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation       2.58(c)                4.63(c)

Portfolio Turnover Rate                                18.01(c)               47.05(c)
------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    927                    869

(A) FROM DECEMBER 28, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Financial Services Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

As of March 31, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,435 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $101 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the lines of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .80 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 2002 through September 30, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.30% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $24,309 during the period ended March 31, 2003.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, the fund was charged $1,172 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $25 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $867 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $301,365 and $174,974, respectively.

At March 31, 2003, accumulated net unrealized depreciation on investments was $141,667, consisting of $23,638 gross unrealized appreciation and $165,305 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                            Shares
                                               ---------------------------------

                                               Votes For     Authority Withheld
                                               ---------------------------------

To elect additional Board members:

   David W. Burke                                 82,613                      0

   Whitney I. Gerard                              82,613                      0

   Arthur A. Hartman                              82,613                      0

   George L. Perry                                82,613                      0


NOTES

                                                           For More Information

                        Dreyfus
                        Financial Services Fund
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  069SA0303



      Dreyfus Premier
      Enterprise Fund


      SEMIANNUAL REPORT March 31, 2003




[DREYFUS LOGO]




                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            18   Notes to Financial Statements

                            24   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                Enterprise Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Enterprise Fund covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, CFA, and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund's sub-investment adviser.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer fixed-income securities to stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adhering to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Managers

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Premier Enterprise Fund perform relative to its benchmark?

For the six-month period ended March 31, 2003, the fund produced total returns of 3.26% for Class A shares, 2.79% for Class B shares, 2.88% for Class C shares and 3.11% for Class T shares.(1) In comparison, the fund's benchmark, the Russell 2000 Growth Index, produced a total return of 3.34% and the fund's Lipper category, the Lipper Small Cap Growth Funds Category, provided an average total return of 0.64% .(2,3)

Small-cap growth stocks benefited from a rally during the fourth quarter of 2002 that was driven by investors' expectations of better economic times in 2003. However, a meaningful economic upturn failed to materialize as escalating geopolitical tensions caused corporations and consumers to refrain from spending, and the market gave back most of its previous gains. The fund produced returns in line with its benchmark. The fund provided higher returns than its Lipper category average, primarily due to strong stock selections in the industrial, consumer discretionary and consumer staples groups.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its assets in the stocks of micro-cap companies. Micro-cap companies typically are small and relatively unknown companies. The fund may also invest in companies with larger market capitalization if the portfolio managers believe they represent better prospects for capital appreciation. Although the fund will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities. The fund's stock investments may include, common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may also invest in securities issued by exchange-traded investment companies, which are designed to provide investments corresponding to an equity index.

The portfolio managers seek investment opportunities for the fund with fundamental strengths that indicate the potential for growth in earnings per share. The portfolio managers focus on individual stock selection, building the portfolio from the bottom up, searching one by

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The fund seeks to invest in micro-cap companies that portfolio managers believe display one or more of the following characteristics: strong, entrepreneurial team; competitive industry position; focused business plan; positive change in management, product or market opportunities; strong business prospects; and the ability to benefit from changes in technology, regulations and industry sector trends.

What other factors influenced the fund's performance?

Small growth companies were among the main beneficiaries of a stock market rally during the fourth quarter of 2002 as investors responded favorably to encouraging economic data and the Federal Reserve Board's only interest-rate reduction of the year. However, the rally began to fade during December when consumer spending trends softened during the holiday season. Market weakness persisted in the early months of 2003 as uncertainty regarding the potential war in Iraq and severe weather in many parts of the country caused consumers and corporations to postpone their spending plans.

In this environment, the fund received especially positive contributions from stocks in the industrials sector. Trucking companies such as Old Dominion
Freight   Line,   SCS   Transportation,   Knight   Transportation   and  P.A.M.
Transportation Services benefited from previous reductions in industry capacity, improved shipping volumes and stronger pricing. UTI Worldwide, a freight forwarding and logistics company, performed well when it received strong results from recent acquisitions. Consumer-oriented holdings also benefited fund performance. Although the consumer discretionary and consumer staples groups were the two worst-performing sectors in the fund's benchmark, the fund's holdings in these areas contributed positively to performance. In the consumer discretionary sector, Hibbett Sporting Goods and restaurant chains Red Robin Gourmet Burgers and Chicago Pizza & Brewery performed well. Among consumer staples holdings, Peet's Coffee & Tea benefited from a successful rollout of existing products to new grocery customers, and United Natural Foods continued to see strong demand for organic and healthy food products.

The fund also benefited from strong returns among some recent IPOs that took place during the reporting period. Dick's Sporting Goods, a sporting goods retailer, performed strongly after coming to market and began to reflect the strong growth opportunities for new units and growth in existing units sales looking forward. Another strong performer for the fund was Portfolio Recovery Associates, an accounts receivable collections company.


The fund received mixed performance from its holdings in the information technology sector. OmniVision Technologies, a developer of semiconductor imaging devices, and Verint Systems, a corporate-security software company, contributed strongly to the fund's performance. However, the fund received disappointing results from other holdings such as government technology service providers SRA International and ManTech International which struggled as a more optimistic market turned to less defensive growth stocks. The fund also saw disappointing returns from certain software holdings, including DocuCorp International, which serves financial services companies, and Practiceworks, a dental practice management software company. Among the hardest-hit in the health care sector was Endocare, a medical device company focusing on treatments for prostate cancer, declined following an announcement that the company would fall short of its third-quarter expectations.

What is the fund's current strategy?

Although our "bottom-up" stock selection process generally does not involve active positioning by market sector, we recently have found more companies meeting our investment criteria in the consumer discretionary and industrials groups, which tend to be more sensitive to economic changes than other areas. Since it is our opinion that the business environment for many companies appears to have stabilized, the percentage of the fund's assets allocated to cash was reduced during the reporting period. In our view, these factors should help position the fund to benefit from a stronger economy as current geopolitical uncertainties subside.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Since the fund's inception, a significant portion of the fund's performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--89.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.1%

MTC Technologies                                                                                 58,225  (a)           1,124,267

SI International                                                                                 66,475                  528,476

                                                                                                                       1,652,743

BIOTECHNOLOGY--1.0%

Array BioPharma                                                                                  78,311  (a)             334,388

Connetics                                                                                        12,125  (a)             203,094

                                                                                                                         537,482

BROADCASTING--1.3%

Regent Communications                                                                           139,025  (a)             660,369

COMMERCIAL SERVICES--6.6%

Advisory Board                                                                                   23,934  (a)             836,493

Bright Horizons Family Solutions                                                                 21,644  (a)             606,465

Navigant International                                                                           59,741  (a)             630,267

Pegasus Solutions                                                                                50,534  (a)             565,981

Portfolio Recovery Associates                                                                    36,900                  839,844

Right Management Consultants                                                                          2  (a)                  26

                                                                                                                       3,479,076

COMMUNICATION EQUIPMENT--.5%

Turnstone Systems                                                                                88,175  (a)             249,535

COMPUTER SOFTWARE/SERVICES--9.5%

DocuCorp International                                                                           75,600  (a)             248,724

Echelon                                                                                          34,950  (a)             369,072

Embarcadero Technologies                                                                        141,825  (a)             896,447

Inet Technologies                                                                               126,950  (a)             749,005

Ixia                                                                                            136,350  (a)             662,661

Quality Systems                                                                                  23,275  (a)             593,745

Roxio                                                                                            43,200  (a)             267,840

SafeNet                                                                                          22,675  (a)             463,704

Verint Systems                                                                                   45,400                  767,260

                                                                                                                       5,018,458

COMPUTER STORAGE--3.2%

Overland Storage                                                                                 65,250  (a)             937,643

Synaptics                                                                                        98,850  (a)             741,375

                                                                                                                       1,679,018


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--1.1%

Computer Access Technology                                                                      106,175  (a)             222,968

ScanSource                                                                                       19,800  (a)             371,250

                                                                                                                         594,218

ENVIRONMENTAL SERVICES--1.8%

Casella Waste Systems                                                                           111,400  (a)             919,050

FINANCE--1.6%

Commerical Capital Bancorp                                                                       56,750                  610,062

First Community Bancorp                                                                           7,900                  228,397

                                                                                                                         838,459

FOOD DISTRIBUTORS--3.5%

Peet's Coffee & Tea                                                                              39,138  (a)             648,908

United Natural Foods                                                                             47,356  (a)           1,207,578

                                                                                                                       1,856,486

FOOTWEAR--2.4%

K-Swiss                                                                                          32,700                  835,485

Steve Madden                                                                                     25,850  (a)             405,070

                                                                                                                       1,240,555

GAMING--1.6%

Shuffle Master                                                                                   41,479  (a)             835,843

HEALTH CARE--17.7%

AMERIGROUP                                                                                       43,100  (a)           1,261,106

Advanced Neuromodulation Systems                                                                 13,475  (a)             578,078

American Medical Systems Holdings                                                                55,550  (a)             802,697

AmSurg                                                                                           38,450  (a)             968,940

Hologic                                                                                          76,234  (a)             656,451

ICON, ADR                                                                                        52,650  (a)           1,253,070

Medical Action Industries                                                                        29,050  (a)             313,740

Merit Medical Systems Inc                                                                        56,225  (a)           1,071,086

Odyssey Healthcare                                                                               17,362  (a)             412,695

United Surgical Partners International                                                           56,225  (a)           1,039,600

VISX                                                                                             30,100  (a)             319,060

VistaCare, Cl. A                                                                                 23,600                  420,977

Vital Signs                                                                                       9,200                  244,260

                                                                                                                       9,341,760

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL MACHINERY--3.7%

ESCO Technologies                                                                                35,150  (a)           1,152,920

Tennant                                                                                          25,725                  810,337

                                                                                                                       1,963,257

INFORMATION TECHNOLOGY CONSULTING & SERVICES--5.5%

CIBER                                                                                           229,543  (a)           1,092,625

Covansys                                                                                        160,575  (a)             380,563

LendingTree                                                                                      26,729  (a)             311,927

ManTech International, Cl. A                                                                     50,623  (a)             750,182

Tier Technologies, Cl . B                                                                        36,000  (a)             364,320

                                                                                                                       2,899,617

PHARMACEUTICAL--1.2%

Atrix Laboratories                                                                               17,875  (a)             251,144

Inspire Pharmaceuticals                                                                          25,525  (a)             399,977

                                                                                                                         651,121

RESTAURANTS--4.3%

California Pizza Kitchen                                                                         36,465  (a)             838,695

Chicago Pizza & Brewery                                                                          67,250  (a)             472,095

Red Robin Gourmet Burgers                                                                        70,580                  938,008

                                                                                                                       2,248,798

RETAIL--8.9%

Christopher & Banks                                                                                   1  (a)                  18

Cost Plus                                                                                        14,175  (a)             373,086

Dick's Sporting Goods                                                                            29,215                  669,316

Gart Sports                                                                                      64,704  (a)           1,234,552

Guitar Center                                                                                    45,565  (a)             928,159

Hibbett Sporting Goods                                                                           24,600  (a)             608,382

MarineMax                                                                                        24,900  (a)             224,598

Racing Champions Ertl                                                                            17,225  (a)             264,404

Trex                                                                                             12,075  (a)             389,781

                                                                                                                       4,692,296

SEMICONDUCTORS--5.4%

Brooks Automation                                                                                51,300  (a)             496,071

Entegris                                                                                         24,575  (a)             244,767

OmniVision Technologies                                                                          15,485  (a)             320,849

Pericom Semiconductor                                                                           104,294  (a)             811,407


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)

Power Integrations                                                                               18,875  (a)             391,279

Zarlink Semiconductor                                                                           159,375  (a)             565,781

                                                                                                                       2,830,154

TRANSPORTATION--5.6%

Knight Transportation                                                                            17,630  (a)             347,135

Old Dominion Freight Line                                                                        21,100  (a)             664,650

P.A.M. Transportation Services                                                                   40,050  (a)             876,294

SCS Transportation                                                                               29,250  (a)             309,465

UTI Worldwide                                                                                    27,425  (a)             767,900

                                                                                                                       2,965,444

TOTAL COMMON STOCKS

   (cost $43,885,505)                                                                                                 47,153,739
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--8.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal National Mortgage Association,

  1.08%, 4/1/2003

   (cost $4,710,000)                                                                          4,710,000                4,710,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $48,595,505)                                                               98.4%              51,863,739

CASH AND RECEIVABLES (NET)                                                                          1.6%                 855,160

NET ASSETS                                                                                        100.0%              52,718,899

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  48,595,505  51,863,739

Cash                                                                    248,851

Receivable for investment securities sold                             1,188,580

Receivable for shares of Beneficial Interest subscribed                  51,207

Dividends receivable                                                        327

Prepaid expenses                                                         42,684

                                                                     53,395,388
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           127,527

Payable for investment securities purchased                             336,995

Payable for shares of Beneficial Interest redeemed                      158,655

Accrued expenses                                                         53,312

                                                                        676,489
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       52,718,899
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      60,067,936

Accumulated investment (loss)--net                                     (808,370)

Accumulated net realized gain (loss) on investments                  (9,808,901)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,268,234
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       52,718,899


NET ASSET VALUE PER SHARE

                                                            Class A               Class B                Class C            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           22,385,537            14,534,445             15,348,081            450,836

Shares Outstanding                                        1,863,383             1,231,522              1,300,002             37,773
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.01                 11.80                  11.81              11.94

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest income                                                         42,066

Cash dividends                                                          14,410

TOTAL INCOME                                                            56,476

EXPENSES:

Investment advisory fee--Note 3(a):

Basic Fee                                                              316,862

Performance adjustment                                                 202,792

Shareholder servicing costs--Note 3(c)                                 136,763

Distribution fees--Note 3(b)                                           115,278

Professional fees                                                       41,630

Prospectus and shareholders' reports                                    26,002

Registration fees                                                       15,065

Custodian fees--Note 3(c)                                                8,264

Trustees' fees and expenses--Note 3(d)                                     623

Miscellaneous                                                            1,567

TOTAL EXPENSES                                                         864,846

INVESTMENT (LOSS)--NET                                                (808,370)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,562,280)

Net unrealized appreciation (depreciation) on investments            6,920,779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,358,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,550,129

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2003            Year Ended

                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (808,370)           (1,560,877)

Net realized gain (loss) on investments        (4,562,280)           (4,691,170)

Net unrealized appreciation (depreciation)
   on investments                               6,920,779            (2,217,423)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,550,129            (8,469,470)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --              (128,827)

Class B shares                                         --              (104,900)

Class C shares                                         --              (104,968)

Class T shares                                         --                (3,721)

TOTAL DIVIDENDS                                        --              (342,416)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,516,127            49,704,515

Class B shares                                  2,009,271            15,291,864

Class C shares                                  1,370,683            10,408,431

Class T shares                                     10,387               233,153

Dividends reinvested:

Class A shares                                         --                95,517

Class B shares                                         --                69,235

Class C shares                                         --                74,232

Class T shares                                         --                 3,701

Cost of shares redeemed:

Class A shares                                 (7,373,327)          (36,094,458)

Class B shares                                 (2,993,226)           (7,974,051)

Class C shares                                 (1,939,227)           (1,999,475)

Class T shares                                    (21,551)             (120,269)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               579,137            29,692,395

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,129,266            20,880,509
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            50,589,633            29,709,124

END OF PERIOD                                  52,718,899            50,589,633


                                         Six Months Ended

                                           March 31, 2003            Year Ended

                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       820,149             3,465,308

Shares issued for dividends reinvested                 --                 7,013

Shares redeemed                                  (631,734)           (2,700,251)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     188,415               772,070
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       171,108             1,076,350

Shares issued for dividends reinvested                 --                 5,121

Shares redeemed                                  (259,610)             (595,536)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (88,502)              485,935
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       116,689               732,959

Shares issued for dividends reinvested                 --                 5,491

Shares redeemed                                  (166,196)             (153,290)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (49,507)              585,160
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           840                15,976

Shares issued for dividends reinvested                 --                   273

Shares redeemed                                    (1,812)               (8,662)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (972)                7,587

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                           Six Months Ended
                                                                             March 31, 2003             Year Ended September 30,
                                                                                                 -----------------------------------
CLASS A SHARES                                                                   (Unaudited)             2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.64             11.78          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.16)             (.35)          (.15)

Net realized and unrealized
   gain (loss) on investments                                                           .53               .34           (.57)

Total from Investment Operations                                                        .37              (.01)          (.72)

Distributions:

Dividends from net realized gain on investments                                          --              (.13)            --

Net asset value, end of period                                                        12.01             11.64          11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                    3.26(d)           (.26)         (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.48(d)           2.80           1.80(d)

Ratio of net investment (loss)
   to average net assets                                                              (1.37)(d)         (2.52)         (1.12)(d)

Portfolio Turnover Rate                                                              102.39(d)         191.85         188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                22,386            19,496         10,636

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                           Six Months Ended
                                                                             March 31, 2003            Year Ended September 30,
                                                                                                    --------------------------------
CLASS B SHARES                                                                   (Unaudited)              2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.48             11.70          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.20)             (.45)          (.23)

Net realized and unrealized
   gain (loss) on investments                                                           .52               .36           (.57)

Total from Investment Operations                                                        .32              (.09)          (.80)

Distributions:

Dividends from net realized gain on investments                                          --              (.13)            --

Net asset value, end of period                                                        11.80             11.48          11.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                    2.79(d)           (.95)         (6.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.85(d)           3.57           2.44(d)

Ratio of net investment (loss)
   to average net assets                                                              (1.74)(d)         (3.29)         (1.76)(d)

Portfolio Turnover Rate                                                              102.39(d)         191.85         188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                14,534            15,152          9,762

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           Six Months Ended
                                                                             March 31, 2003             Year Ended September 30,
                                                                                                     -------------------------------
CLASS C SHARES                                                                   (Unaudited)             2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.48             11.70          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.20)             (.45)          (.22)

Net realized and unrealized
   gain (loss) on investments                                                           .53               .36           (.58)

Total from Investment Operations                                                        .33              (.09)          (.80)

Distributions:

Dividends from net realized gain on investments                                          --              (.13)            --

Net asset value, end of period                                                        11.81             11.48          11.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                    2.88(d)           (.95)         (6.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.84(d)           3.56           2.42(d)

Ratio of net investment (loss)
   to average net assets                                                              (1.73)(d)         (3.28)         (1.74)(d)

Portfolio Turnover Rate                                                              102.39(d)         191.85         188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                15,348            15,493          8,945

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                           Six Months Ended
                                                                             March 31, 2003              Year Ended September 30,
                                                                                                      ------------------------------
CLASS T SHARES                                                                   (Unaudited)              2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.58              11.75          12.50

Investment Operations:

Investment (loss)--net(b)                                                               (.18)             (.38)          (.18)

Net realized and unrealized
   gain (loss) on investments                                                           .54                .34           (.57)

Total from Investment Operations                                                        .36               (.04)          (.75)

Distributions:

Dividends from net realized gain on investments                                          --               (.13)            --

Net asset value, end of period                                                        11.94              11.58          11.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                    3.11(d)            (.52)         (6.00)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.60(d)            3.06           2.06(d)

Ratio of net investment (loss)
   to average net assets                                                              (1.48)(d)          (2.76)         (1.38)(d)

Portfolio Turnover Rate                                                              102.39(d)          191.85         188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                   451                449            366



(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Enterprise Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

On January 23, 2003, the fund's Board of Trustees approved, effective February 1, 2003, a change of the fund's name from "Dreyfus Premier Micro-Cap Growth Fund" to "Dreyfus Premier Enterprise Fund".

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $602 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $260,117 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 was as follows: ordinary income $342,416. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Beginning December 1, 2001 it may vary from .45% to 2.05% of the value of the fund's average daily net assets, depending on the fund's performance compared to the Russell 2000 Growth Index and is payable monthly. During the period ended March 31, 2003, the total annual management fee rate, including the performance adjustment, was 2.05% of the fund's average daily net assets.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of ..50 of 1% of the value of the fund's average daily net assets. Effective December 1, 2001, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.

During the period ended March 31, 2003, the Distributor retained $5,217 from commissions earned on sales of the fund Class A shares and $44,380 and $2,592 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2003, Class B, Class C and Class T shares were charged $55,701, $59,011 and $566, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, Class A, Class B, Class C and Class T shares were charged $24,569, $18,567, $19,670 and $566, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $27,417 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $8,264 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the

Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $45,742,144 and $47,364,637, respectively.

At March 31, 2003, accumulated net unrealized appreciation on investments was $3,268,234, consisting of $5,887,789 gross unrealized appreciation and $2,619,555 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------

                                               Votes For    Authority Withheld
                                            ------------------------------------

To elect additional Board members:

   David W. Burke                              3,897,922                47,214

   Whitney I. Gerard                           3,898,059                47,077

   Arthur A. Hartman                           3,896,492                48,644

   George L. Perry                             3,896,487                48,649



                                                           For More Information

                        Dreyfus Premier
                        Enterprise Fund
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  534SA0303




      Dreyfus
      Small Cap Opportunity
      Fund

      SEMIANNUAL REPORT March 31, 2003





[DREYFUS LOGO]




                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY(SM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)

COMMON STOCKS--94.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--5.3%

American Axle & Manufacturing                                                                     1,000  (a)              21,040

Atlas Air Worldwide                                                                               1,300  (a)               1,040

Collins & Aikman                                                                                  1,040  (a)               4,233

EGL                                                                                                 205  (a)               3,046

ExpressJet Holdings                                                                                 150                    1,230

Fleetwood Enterprises                                                                               265  (a)               1,076

Methode Electronics, Cl. A                                                                        2,500                   20,250

OMI                                                                                               7,000  (a)              32,900

P.A.M. Transportation Services                                                                      464  (a)              10,152

Pacer International                                                                                 500                    6,265

Pittston Brink's Group                                                                               50                      693

Polaris Industries                                                                                  125                    6,215

RailAmerica                                                                                         530  (a)               3,233

SCS Transportation                                                                                  350  (a)               3,703

Stolt-Nielsen, ADR                                                                                  265                    1,651

UTI Worldwide                                                                                       400                   11,200

Werner Enterprises                                                                                  364                    7,010

Yellow                                                                                              350  (a)               8,446

                                                                                                                         143,383

CONSUMER--20.5%

Acclaim Entertainment                                                                             1,830  (a)                 714

Action Performance Cos.                                                                             185                    3,913

American Italian Pasta, Cl. A                                                                       500  (a)              21,625

Barnes & Noble                                                                                    1,390  (a)              26,396

Big 5 Sporting Goods                                                                                100  (a)               1,103

Boyd Gaming                                                                                         475  (a)               6,056

Bright Horizons Family Solutions                                                                    254  (a)               7,117

CSK Auto                                                                                          2,865  (a)              26,071

Chico's FAS                                                                                       1,500  (a)              30,000

Church & Dwight                                                                                   1,000                   30,360

Columbia Sportswear                                                                                 139  (a)               5,167

Corinthian Colleges                                                                                 222  (a)               8,769

Cost Plus                                                                                           197  (a)               5,185

Cumulus Media, Cl. A                                                                              1,500  (a)              21,840

Department 56                                                                                       365  (a)               3,584

DiamondCluster International, Cl. A                                                               1,015  (a)               1,421

Dick's Sporting Goods                                                                               335                    7,675


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER (CONTINUED)

EarthLink                                                                                           695  (a)               3,996

Electronics Boutique Holdings                                                                       650  (a)              10,914

Emmis Communications, Cl. A                                                                       1,320  (a)              22,282

FTI Consulting                                                                                      175  (a)               8,088

Fairmont Hotels & Resorts                                                                           175                    3,937

Finlay Enterprises                                                                                  370  (a)               4,684

Fisher Scientific International                                                                     350  (a)               9,786

Footstar                                                                                            515  (a)               4,326

Furniture Brands International                                                                      360  (a)               7,042

GameStop                                                                                            465  (a)               5,580

Gart Sports                                                                                         631  (a)              12,039

Guitar Center                                                                                       375  (a)               7,639

Harman International                                                                                200                   11,714

Hollywood Entertainment                                                                           2,450  (a)              39,298

Hot Topic                                                                                         1,200  (a)              27,972

Hotels.com, Cl. A                                                                                    25  (a)               1,442

Insight Enterprises                                                                                 347  (a)               2,446

Interstate Bakeries                                                                                 220                    2,310

J.M. Smucker                                                                                        600                   20,982

Jack in the Box                                                                                     100  (a)               1,811

Kforce                                                                                              705  (a)               1,903

K-Swiss, Cl. A                                                                                      325                    8,304

La Quinta                                                                                           355  (a)               1,083

Leapfrog Enterprises, Cl. A                                                                         325  (a)               7,748

Linens 'n Things                                                                                     60  (a)               1,219

MarineMax                                                                                           300  (a)               2,706

Men's Wearhouse                                                                                     245  (a)               3,665

Michaels Stores                                                                                     115  (a)               2,876

Movie Gallery                                                                                       601  (a)              10,469

Nautilus Group                                                                                      255                    3,636

Navigant International                                                                              500  (a)               5,275

OfficeMax                                                                                         1,130  (a)               5,820

PDI                                                                                                 290  (a)               2,146

ProQuest                                                                                            300  (a)               6,201

Red Robin Gourmet Burgers                                                                           695                    9,237

Rent-A-Center                                                                                        50  (a)               2,736

Ruby Tuesday                                                                                        500                   10,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER (CONTINUED)

Scholastic                                                                                          125  (a)               3,363

Shuffle Master                                                                                      397  (a)               8,000

Six Flags                                                                                           355  (a)               1,988

SkillSoft, ADR                                                                                      865  (a)               2,307

Stewart Enterprises, Cl. A                                                                          480  (a)               1,296

Tommy Hilfiger                                                                                      340  (a)               2,458

United Natural Foods                                                                                525  (a)              13,388

Valassis Communications                                                                              75  (a)               1,980

Ventiv Health                                                                                       630  (a)               1,480

Waste Connections                                                                                   242  (a)               8,349

Wet Seal, Cl. A                                                                                     235  (a)               1,715

Young Broadcasting, Cl. A                                                                           165  (a)               2,018

Zale                                                                                                105  (a)               3,438

                                                                                                                         552,288

ENERGY--6.3%

Chesapeake Energy                                                                                   780                    6,131

Giant Industries                                                                                    160  (a)                 782

Global Industries                                                                                 1,010  (a)               4,707

Grant Prideco                                                                                     2,435  (a)              29,366

Horizon Offshore                                                                                    350  (a)               1,190

Key Energy Services                                                                                 655  (a)               6,603

National-Oilwell                                                                                  1,825  (a)              40,862

Parker Drilling                                                                                   1,285  (a)               3,045

Patterson-UTI Energy                                                                                190  (a)               6,148

Premcor                                                                                           1,000                   25,690

Pride International                                                                                  85  (a)               1,147

Rowan                                                                                             1,400  (a)              27,524

Superior Energy Services                                                                            475  (a)               4,061

Tesoro Petroleum                                                                                    810  (a)               5,994

Trico Marine Services                                                                             1,230  (a)               3,186

Veritas DGC                                                                                         640  (a)               4,256

                                                                                                                         170,692

FINANCIAL SERVICES--13.8%

Ameritrade Holding                                                                                  835  (a)               4,142

Arch Capital Group                                                                                1,100  (a)              37,344

Chicago Mercantile Exchange                                                                          20                      963

City National                                                                                       600                   26,364


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Delphi Financial Group, Cl. A                                                                        60                    2,351

Doral Financial                                                                                     900                   31,815

E*TRADE                                                                                           7,380  (a)              31,070

Erie Indemnity, Cl. A                                                                               100                    3,630

Everest Re Group                                                                                    200                   11,442

First Midwest Bancorp                                                                             1,000                   25,810

First Niagara Financial Group                                                                       120                    1,410

Global Payments                                                                                   1,000                   30,520

Hilb, Rogal and Hamilton                                                                            700                   21,868

HomeStore                                                                                           460  (a)                 257

Infinity Property & Casualty                                                                        130  (a)               2,379

Knight Trading Group                                                                                870  (a)               3,393

LaBranche & Co.                                                                                     135                    2,481

Max Re Capital                                                                                    1,800                   22,680

Montpelier Re Holdings                                                                              120                    3,384

PMA Capital, Cl. A                                                                                  345                    2,336

PartnerRe                                                                                           140                    7,035

Platinum Underwriters Holdings                                                                      205                    5,197

Safety Insurance Group                                                                              190                    2,476

SoundView Technology Group                                                                        2,030  (a)               2,598

Texas Regional Bancshares, Cl. A                                                                    990                   29,888

United Bankshares                                                                                   900                   24,930

Webster Financial                                                                                    70                    2,458

Whitney Holding                                                                                     900                   30,708

                                                                                                                         370,929

HEALTH CARE--14.3%

Accredo Health                                                                                      219  (a)               5,330

Advisory Board                                                                                      290  (a)              10,135

Alpharma, Cl. A                                                                                     215                    3,855

AmSurg                                                                                              324  (a)               8,165

Andrx                                                                                             2,250  (a)              26,573

Axcan Pharma                                                                                      2,500  (a)              25,900

Beverly Enterprises                                                                              14,900  (a)              30,098

Bio-Technology General                                                                              595  (a)               1,601

CONMED                                                                                              265  (a)               4,349

Cerner                                                                                               60  (a)               1,943

Charles River Laboratories International                                                            125  (a)               3,190

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Community Health Systems                                                                            647  (a)              13,257

Cooper Cos.                                                                                         475                   14,202

Cytyc                                                                                             2,260  (a)              29,493

ICON, ADR                                                                                           381  (a)               9,068

IDX Systems                                                                                         210  (a)               3,293

Inspire Pharmaceuticals                                                                           2,200  (a)              34,474

Invitrogen                                                                                           90  (a)               2,757

LifePoint Hospitals                                                                                 125  (a)               3,139

Medicis Pharmaceutical, Cl. A                                                                       170  (a)               9,450

Molecular Devices                                                                                   230  (a)               2,783

NDCHealth                                                                                         1,145                   19,202

Ocular Sciences                                                                                     160  (a)               2,224

Odyssey Healthcare                                                                                  187  (a)               4,445

Omnicare                                                                                            300                    8,163

PAREXEL International                                                                               285  (a)               3,910

Protein Design Labs                                                                               2,500  (a)              18,500

Province Healthcare                                                                                 585  (a)               5,177

Quovadx                                                                                             720  (a)               1,390

RehabCare Group                                                                                     205  (a)               3,659

SICOR                                                                                             1,700  (a)              28,390

Select Medical                                                                                      325  (a)               4,631

Sepracor                                                                                          2,000  (a)              27,100

United Surgical Partners International                                                              656  (a)              12,129

VistaCare, Cl. A                                                                                    275                    4,905

                                                                                                                         386,880

MATERIALS & PROCESSING--6.7%

Agrium                                                                                              140                    1,505

Bowater                                                                                             500                   18,575

Casella Waste Systems, Cl. A                                                                      1,100  (a)               9,075

Crown Holdings                                                                                    4,000  (a)              22,480

FMC                                                                                                 125  (a)               1,960

Genencor International                                                                            2,500  (a)              25,375

GrafTech International                                                                            1,235  (a)               3,520

IMC Global                                                                                          120                    1,154

Intertape Polymer Group                                                                             275  (a)               1,073

Jacobs Engineering Group                                                                            225  (a)               9,452

Louisiana-Pacific                                                                                    55  (a)                 436


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS & PROCESSING (CONTINUED)

Meridian Gold                                                                                     2,000  (a)              18,900

Millennium Chemicals                                                                              2,500                   29,200

Olin                                                                                              1,700                   30,889

PolyOne                                                                                             640  (a)               2,496

Timken                                                                                               40                      625

Wolverine Tube                                                                                      270  (a)               1,212

York International                                                                                  190                    3,990

                                                                                                                         181,917

PRODUCER DURABLES--8.1%

AMETEK                                                                                              150                    4,952

Arris Group                                                                                         975  (a)               3,608

Artesyn Technologies                                                                                865  (a)               2,681

BE Aerospace                                                                                        520  (a)                 988

Brooks Automation                                                                                   905  (a)               8,751

CIRCOR International                                                                              1,700                   23,103

CTS                                                                                                 460                    2,806

Champion Enterprises                                                                              1,415  (a)               2,604

Credence Systems                                                                                    230  (a)               1,564

Cummins                                                                                              95                    2,337

Donaldson                                                                                         1,000                   36,580

ESCO Technologies                                                                                   300  (a)               9,840

Entegris                                                                                            375  (a)               3,735

Flowserve                                                                                           340  (a)               3,961

Hanover Compressor                                                                                2,500  (a)              16,250

MSC Industrial Direct, Cl. A                                                                      1,500  (a)              23,985

MasTec                                                                                              995  (a)               2,239

Mattson Technology                                                                                1,395  (a)               2,539

Navistar International                                                                              140  (a)               3,445

Terex                                                                                               390  (a)               4,820

United Defense Industries                                                                         1,500  (a)              32,460

Wabash National                                                                                   4,000  (a)              25,200

                                                                                                                         218,448

TECHNOLOGY--15.0%

AMERIGROUP                                                                                          496  (a)              14,513

ANADIGICS                                                                                         1,060  (a)               2,247

Art Technology Group                                                                                835  (a)                 676

Avaya                                                                                             1,185  (a)               2,417

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avid Technology                                                                                      35  (a)                 775

Axcelis Technologies                                                                              1,325  (a)               6,267

Business Objects, ADR                                                                             1,500  (a)              24,525

Cognizant Technology Solutions                                                                      400  (a)              26,940

Covansys                                                                                          1,978  (a)               4,688

Cypress Semiconductor                                                                               260  (a)               1,794

Documentum                                                                                          250  (a)               3,280

DoubleClick                                                                                       3,000  (a)              23,310

Embarcadero Technologies                                                                          1,575  (a)               9,955

Emulex                                                                                            1,650  (a)              31,598

FEI                                                                                                 425  (a)               6,783

FLIR Systems                                                                                         50  (a)               2,370

Fairchild Semiconductor International, Cl. A                                                        365  (a)               3,818

GlobespanVirata                                                                                   6,600  (a)              29,700

IONA Technologies, ADR                                                                            1,020  (a)               2,122

InFocus                                                                                             325  (a)               1,605

Information Resources                                                                               890  (a)               1,139

Integrated Circuit Systems                                                                        1,300  (a)              28,210

Intervoice                                                                                          470  (a)                 785

J.D. Edwards & Co.                                                                                2,425  (a)              26,724

LTX                                                                                                 780  (a)               3,900

MRO Software                                                                                        120  (a)                 823

MTC Technologies                                                                                    250  (a)               4,827

Macrovision                                                                                         500  (a)               5,995

Manugistics Group                                                                                 1,640  (a)               3,739

MicroStrategy, Cl. A                                                                              1,500  (a)              36,165

Midway Games                                                                                        885  (a)               2,929

OmniVision Technologies                                                                             175  (a)               3,626

Overland Storage                                                                                    475  (a)               6,826

Parametric Technology                                                                             1,170  (a)               2,539

Photronics                                                                                          440  (a)               5,232

Polycom                                                                                             275  (a)               2,222

Power Integrations                                                                                  225  (a)               4,664

Powerwave Technologies                                                                              899  (a)               3,057

RSA Security                                                                                        185  (a)               1,313

Sanmina-SCI                                                                                         815  (a)               3,293

Semtech                                                                                             200  (a)               3,030


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

SonicWALL                                                                                           415  (a)               1,494

Stratex Networks                                                                                  1,240  (a)               2,567

THQ                                                                                                 530  (a)               6,932

Tech Data                                                                                           320  (a)               7,661

TriQuint Semiconductor                                                                              875  (a)               2,468

Ultratech Stepper                                                                                   280  (a)               3,352

United Online                                                                                       350  (a)               6,034

Varian Semiconductor Equipment Associates                                                         1,100  (a)              22,374

                                                                                                                         403,303

UTILITIES & OTHER--4.1%

AirGate PCS                                                                                         470  (a)                 117

Alamosa Holdings                                                                                  1,255  (a)                 452

Arch Coal                                                                                           305                    5,798

Calpine                                                                                           1,385  (a)               4,571

Massey Energy                                                                                     3,050                   28,670

Plains Exploration & Production                                                                   1,500  (a)              12,375

Westar Energy                                                                                     2,000                   24,240

Western Gas Resources                                                                               900                   29,295

Western Wireless, Cl. A                                                                             640  (a)               3,597

                                                                                                                         109,115
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,686,171)                                                                94.1%               2,536,955

CASH AND RECEIVABLES (NET)                                                                          5.9%                 160,351

NET ASSETS                                                                                        100.0%               2,697,306

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,686,171    2,536,955

Cash                                                                     87,638

Receivable for investment securities sold                                55,617

Dividends receivable                                                      1,521

Prepaid expenses                                                          3,288

Due from The Dreyfus Corporation and affiliates                          61,747

                                                                      2,746,766
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              28,599

Accrued expenses                                                         20,861

                                                                         49,460
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,697,306
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,502,270

Accumulated investment (loss)--net                                      (15,334)

Accumulated net realized gain (loss) on investments                    (640,414)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (149,216)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,697,306
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                       279,496

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)    9.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $18 foreign taxes withheld at source)             6,827

Interest                                                                   688

TOTAL INCOME                                                             7,515

EXPENSES:

Management fee--Note 3(a)                                               12,463

Legal fees                                                              60,182

Auditing fees                                                           12,765

Custodian fees--Note 3(b)                                               11,924

Registration fees                                                        8,632

Prospectus and shareholders' reports                                     6,152

Shareholder servicing costs--Note 3(b)                                   5,372

Trustees' fees and expenses--Note 3(c)                                     142

Miscellaneous                                                              806

TOTAL EXPENSES                                                         118,438

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (95,589)

NET EXPENSES                                                            22,849

INVESTMENT (LOSS)--NET                                                 (15,334)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (318,337)

Net unrealized appreciation (depreciation) on investments              445,754

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 127,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   112,083

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                          March 31, 2003           Year Ended
                                              (Unaudited)  September 30, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (15,334)             (28,977)

Net realized gain (loss) on investments          (318,337)            (322,077)

Net unrealized appreciation
   (depreciation) on investments                  445,754             (594,970)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      112,083             (946,024)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      85,911            3,625,559

Cost of shares redeemed                          (138,386)             (41,837)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          (52,475)           3,583,722

TOTAL INCREASE (DECREASE) IN NET ASSETS            59,608            2,637,698
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,637,698                   --

END OF PERIOD                                   2,697,306            2,637,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         8,392              288,564

Shares redeemed                                   (13,782)              (3,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,390)             284,886

(A)  FROM NOVEMBER 30, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                             March 31, 2003             Year Ended
                                                 (Unaudited)    September 30, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   9.26                  12.50

Investment Operations:

Investment (loss)--net                                 (.05)(b)               (.11)(b)

Net realized and unrealized
   gain (loss) on investments                           .44                  (3.13)

Total from Investment Operations                        .39                  (3.24)

Net asset value, end of period                         9.65                   9.26
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       4.21(c)              (25.92)(c)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .82(c)                1.38(c)

Ratio of net investment (loss)
   to average net assets                               (.55)(c)               (.89)(c)

Decrease reflected in above expense ratio
   due to undertakings by The Dreyfus Corporation      3.44(c)                1.90(c)

Portfolio Turnover Rate                               70.82(c)              105.97(c)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 2,697                  2,638

(A) FROM NOVEMBER 30, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Cap Opportunity Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

As of March 31, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 240,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $688 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Bank Line of Credit:

Under the short-term unsecured line of credit, the fund may borrow up to $10 million for leveraging purposes. Actual borrowings would be limited pursuant to the SEC and fund prospectus limitations. The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until May 16, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $95,589 during the period ended March 31, 2003.


(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2003, the fund was charged $3,462 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $501 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $11,924 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $1,876,908 and $1,950,136, respectively.

At March 31, 2003, accumulated net unrealized depreciation on investments was $149,216, consisting of $241,897 gross unrealized appreciation and $391,113 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds held on April 10, 2003, the Board approved the liquidation of the fund's assets and the distribution of the proceeds therefrom to fund shareholders of record on or about May 16, 2003. Fund shares held on such liquidation date in Dreyfus sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. to avoid penalities that may be imposed on holders of IRAs under the Internal Revenue Code if fund shares were redeemed in cash. Accordingly, effective as of the close of business April 10, 2003, the fund is closed to any investments for new accounts.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                           Shares
                                               ---------------------------------

                                               Votes For     Authority Withheld
                                               ---------------------------------

To elect additional Board members:

   David W. Burke                                254,538                  1,739

   Whitney I. Gerard                             254,538                  1,739

   Arthur A. Hartman                             254,538                  1,739

   George L. Perry                               254,538                  1,739

                                                                The Fund

NOTES

                                                           For More Information

                        Dreyfus
                        Small Cap Opportunity Fund
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  020SA0303